UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant   ☒

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☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☐           Definitive Additional Materials

☒           Soliciting Material Under Rule 14a-12

ALLOY, INC.

(Name of Registrant as Specified in Its Charter)

SRB Management, L.P.
BD Media Investors LP
SRB Greenway Opportunity Fund, (QP), L.P.
SRB Greenway Opportunity Fund, L.P.
BC Advisors, LLC
Steven R. Becker
Matthew A. Drapkin
Kleinheinz Capital Partners, Inc.
Kleinheinz Capital Partners LDC
Global Undervalued Securities Fund, L.P.
Global Undervalued Securities Fund (QP), L.P.
Global Undervalued Securities Fund, Ltd.
Global Undervalued Securities Master Fund, L.P.
John B. Kleinheinz
Brian Edwards
Susan Rerat

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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SRB Management, L.P., BD Media Investors LP (“BD Media”), SRB Greenway Opportunity Fund, (QP), L.P., SRB Greenway Opportunity Fund, L.P., BC Advisors, LLC, Steven R. Becker, Matthew A. Drapkin, Kleinheinz Capital Partners, Inc., Kleinheinz Capital Partners LDC, Global Undervalued Securities Fund, L.P., Global Undervalued Securities Fund (QP), L.P., Global Undervalued Securities Fund, Ltd., Global Undervalued Securities Master Fund, L.P., John B. Kleinheinz, Brian Edwards and Susan Rerat (the “Participants”) are filing materials contained in this Schedule 14A with the Securities and Exchange Commission in connection with the solicitation of proxies for the election of three (3) nominees as directors at the 2010 Annual Meeting of stockholders (the “2010 Annual Meeting”) of Alloy, Inc. (the “Company”).

On March 17, 2010, BD Media delivered a letter to the Secretary of the Company (the “Letter”), a copy of which is attached hereto as Exhibit 1.  Such Letter states the intention of BD Media to nominate Matthew A. Drapkin, Brian Edwards and Susan Rerat to the Board of Directors of the Company at the 2010 Annual Meeting.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES ON BEHALF OF THE PARTICIPANTS AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF THE COMPANY FOR USE AT THE 2010 ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION.  WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE AVAILABLE TO STOCKHOLDERS OF THE COMPANY FROM SUCH PARTICIPANTS AT NO CHARGE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AT http://www.sec.gov.

INFORMATION ON THE SECUITY HOLDINGS OF CERTAIN OF THE PARTICIPANTS WITH RESPECT TO THE COMPANY CAN BE FOUND ON THE SCHEDULE 13D/A FILED BY SRB MANAGEMENT, L.P. WITH THE SEC AND AVAILABLE AT NO CHARGE AT THE SEC’S WEBSITE.  MR. EDWARDS AND MS. RERAT DO NOT BENEFICIALLY OWN ANY SECURITY IN THE COMPANY.